SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: November 2, 2004

ATLANTIS BUSINESS DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-16286	95-4082020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

54 Broad Street, Suite 200B

Red Bank, NJ 07701

(Address of principal executive offices)

Registrant's telephone number, including area code: 732-212-1133

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
  On November 2, 2004, Louis Feld and Rafael Marte resigned their positions as Directors. On November 3, 2004, Vince Trapasso resigned his position as a director. The Company has provided a copy of the disclosures it is making under this Item 5.02 on the date this Report is filed with the Securities and Exchange Commission to both resigning directors. The Company has requested that each of them furnish the Company, as promptly as possible, a letter addressed to the Company stating whether or not he agrees with the statements made by us herein, and if not, stating the respects in which he disagrees. Upon receipt of these letters, the Company will file it as an exhibit to this report, or an amendment thereto, no later than two (2) business days following its receipt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIS BUSINESS DEVELOPMENT CORPORATION

November 4, 2004                                       /s/ Tim DeHerrera

Date                                                              Tim DeHerrera, President